Company Presentation April 8, 2021 Exhibit 99.1

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company’s anticipated financial results and statements regarding the Company’s plans and expectations regarding the continuing development, commercialization and financing of its fuel cell technology and its business plans and strategies. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Factors that could cause such a difference include, without limitation, changes to projected deliveries and order flow, changes to production rate and product costs, general risks associated with product development, manufacturing, changes in the regulatory environment, customer strategies, ability to access certain markets, unanticipated manufacturing issues that impact power plant performance, changes in critical accounting policies, access to and ability to raise capital and attract financing, potential volatility of energy prices, rapid technological change, competition, the Company’s ability to successfully implement its new business strategies and achieve its goals, the Company’s ability to achieve its sales plans and cost reduction targets, changes by the U.S. Small Business Administration or other governmental authorities to, or with respect to the implementation or interpretation of, the Coronavirus Aid, Relief, and Economic Security Act, the Paycheck Protection Program or related administrative matters, and concerns with, threats of, or the consequences of, pandemics, contagious diseases or health epidemics, including the novel coronavirus, and resulting supply chain disruptions, shifts in clean energy demand, impacts to customers’ capital budgets and investment plans, impacts to the Company’s project schedules, impacts to the Company’s ability to service existing projects, and impacts on the demand for the Company’s products, as well as other risks set forth in the Company’s filings with the Securities and Exchange Commission. The forward-looking statements contained herein speak only as of the date of this presentation. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based. The Company refers to non-GAAP financial measures in this presentation. The Company believes that this information is useful to understanding its operating results and assessing performance and highlighting trends on an overall basis. Please refer to the Company’s earnings release and the appendix to this presentation for further disclosure and reconciliation of non-GAAP financial measures. (As used herein, the term “GAAP” refers to generally accepted accounting principles in the U.S.) The information set forth in this presentation is qualified by reference to, and should be read in conjunction with, our Annual Report on Form 10-K for the fiscal year ended October 31, 2020, filed with the SEC on January 21, 2021 and our earnings release for the first quarter for the fiscal year ending October 31, 2021, filed as an exhibit to our Current Report on Form 8-K filed with the SEC on March 16, 2021. 2

FuelCell Energy: A Global Leader in Fuel Cell Technology – Established in 1969 Demand for Clean, Reliable Electricity Driving Adoption of Fuel Cell Technology TOTAL FY 2020 REVENUE BREAKDOWN2: $70.9M Service & License Advanced Technologies Generation Product High Visibility to Recurring Revenue 1 As of the year ended October 31, 2020; 2 Percentages are % of FY20 revenue 3 --

Purpose Statement 4 Enable The World To Live A Life Empowered By Clean Energy

Powerhouse Business Strategy: Well Positioned for LT Growth and Value Creation Disciplined Plan to Strengthen Business, Maximize Operational Efficiencies and Position FCE for Growth 5 Build a Durable Financial Foundation and Enhance Financial Results Drive Operational Excellence Penetrate Significant Market Opportunities Where We Can Win Transform Strengthen Grow Enhanced liquidity: Executed public offering of common stock and at-the-market sales of common stock, improving liquidity with net proceeds during fiscal 2020 of more than $170 million at an efficient cost of capital Capital structure: Continue to enhance liquidity and deliver an overall lower cost of capital with a goal of creating a capital structure that provides for more efficient financing across our platforms and subsidiaries enabled by continued deployment of our projects, advancement of our technologies, and execution of our strategy Capital deployment: Making investments that further enhance performance, advance product commercialization, reduce costs and generate targeted return on our investments Operational excellence: Executing on our project backlog; lean resource management driving rational cost management across our business Optimization of core business: Capitalizing on our core technological strengths in key project markets including biofuels, microgrids, distributed hydrogen, and carbon separation and utilization Commercial excellence: Strengthening customer relationships and building a customer-centric reputation; building our sales pipeline by increasing focus on targeted differentiated applications, product sales and geographic market and customer segment expansion Innovation: Successfully delivering extended life stack modules; expanding commercialization of new technologies including proprietary gas treatment systems, advancing hydrogen and Carbon Capture, utilization, and sequestration Geographic and market expansion: Targeting growth opportunities in Asia, Europe, United States and the Middle East Largely Completed Began in 2020 with Ongoing Efforts 2021 and Beyond

Building on Multi-Featured Current Technology Strengths with Next-Gen Technologies Commercializing an Advanced Clean Energy Technology Portfolio 6

Providing Flexible Hydrogen Solutions for the Global Energy Transformation 7 BLUE HYDROGEN GRID HYDROGEN GREEN HYDROGEN Carbonate Platform Capture Solid Oxide Platform TRI-GEN REP TRI-GEN | REP

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